QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of McDATA Corporation (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ernest J. Sampias, Chief Financial Officer of the Company, certify to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (3)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ERNEST J. SAMPIAS Ernest J. Sampias Chief Financial Officer
March 27, 2003

5

QuickLinks

  Exhibit 99.2
CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002